UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10053 and 811-10089

Name of Fund: BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2010

Date of reporting period: 11/30/2009

Item 1 – Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Short-Term
Bond Fund
OF BLACKROCK SHORT-TERM BOND SERIES, INC.

SEMI-ANNUAL REPORT
NOVEMBER 30, 2009 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Dear Shareholder

Over the past 12 months, we witnessed a seismic shift in market sentiment. Fear and pessimism amid the worst economic and financial crises since The Great Depression gave way to increasing optimism as the year wore on. The period began in the midst of an intense deterioration in global economic activity and financial markets in the final month of 2008 and early part of 2009. The collapse of confidence resulted in massive government policy intervention on a global scale. The tide turned dramatically in March 2009 on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, global equity markets endured extreme volatility over the past 12 months, as steep declines and heightened risk aversion in the early part of the reporting period eventually gave way to an impressive rally that began in March. Despite some fits and starts along the way and a few modest corrections, the new bull market pushed all major US indexes well into positive territory by late 2009. The experience in international markets was similar to that in the United States. In particular, emerging markets (which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world) have posted impressive gains since the rally began.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, which drove yields sharply lower. More recently, concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound. As economic and market conditions began to improve in early 2009, near-zero interest rates on risk-free assets prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009. Investor demand for munis remains strong, helping to create a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

As a result of the rebound in sentiment and global market conditions, all major benchmark indexes are now in positive territory for both the 6- and 12-month periods ended November 30, 2009.

Total Returns as of November 30, 2009	6-month	12-month

US equities (S&P 500 Index)	20.50%	25.39%

Small cap US equities (Russell 2000 Index)	16.35	24.53

International equities (MSCI Europe, Australasia, Far East Index)	19.65	37.72

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	3.81	0.92

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	6.21	11.63

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.75	14.17

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	20.87	64.55

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has markedly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets** and offers clients worldwide a full complement of active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

**	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2009	BlackRock Short-Term Bond Fund

Portfolio Management Commentary

How did the Fund perform?

•

The Fund, through its investment in Short-Term Bond Master Portfolio (the “Portfolio”) of Short-Term Bond Master LLC, outperformed the benchmark BofA Merrill Lynch 1 – 3 Year Corporate and Government Index for the six-month period.

What factors influenced performance?

•

The Fund benefited from a reversal of last year’s flight to quality as the US government implemented a series of quantitative easing programs in the first quarter of 2009 aimed at restoring liquidity to the credit markets. These programs, including the Term Asset-Backed Securities Loan Facility (TALF), the Public-Private Investment Program (PPIP) and the Agency Mortgage-Backed Securities Purchase Program, provided support to the credit markets and encouraged investors to increase their risk appetite, which resulted in US Treasuries underperforming the broader spread markets during 2009. Fund performance for the period was primarily driven by exposure to non-index spread sectors, such as non-agency mortgage-backed securities (MBS), short-dated asset-backed securities (ABS) and short-dated, AAA-rated commercial mortgage-backed securities (CMBS). Short-dated, investment-grade credit also contributed to performance in 2009 as earnings and economic data were on the upside, and technical demand for investment-grade credit was very strong due to low yields in cash products.

•

The primary detractor from the Fund’s performance was the Portfolio’s focus on higher-quality corporate bonds during the period. While the corporate market as a whole performed well, in most cases, lower-quality issues significantly outperformed high-quality names.

Describe recent portfolio activity.

•

As the credit markets rallied during the period, we reduced the Portfolio’s risk by trimming exposure to non-agency MBS. We subsequently increased exposure to government sectors, including US Treasuries, FDIC-guaranteed debt and non-US-government-guaranteed corporate debt. We also increased exposure to investment-grade corporates, adding non-cyclical industrials and utilities with strong free cash flows.

Describe portfolio positioning at period end.

•

At period end, the Portfolio held an underweight relative to the BofA Merrill Lynch 1 – 3 Year Corporate and Government Index in Treasuries in favor of a diversified allocation across out-of-index, non-government spread sectors, including investment-grade corporate credit, CMBS, non-agency MBS and ABS, which stand to benefit from increasing investor risk appetite and continued government support through both TALF and PPIP. Within the government-related sector, we favor non-US Treasury securities, such as AAA-rated foreign-government-guaranteed corporate debt, as well as supranational and foreign agency debt. Duration positioning for the Portfolio is currently short versus the benchmark, with a yield–curve-flattening bias. Given the Fund’s yield relative to the benchmark and the improving outlook for the global economy, we remain optimistic about the Portfolio’s prospects going forward.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administrative fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests all of its assets in the Portfolio. The Portfolio invests in bonds of varying maturities that permit it to maintain a portfolio duration of one to three years.

[3]	This unmanaged index is comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with a maturity ranging from one year to three years.

Performance Summary for the Period Ended November 30, 2009

			Average Annual Total Returns[4]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	2.87%	7.82%	14.16%	N/A	3.02%	N/A	3.91%	N/A
Investor A	2.50	7.78	13.83	10.42%	2.74	2.12%	3.64	3.33%
Investor B	1.90	7.42	13.07	9.07	2.05	1.70	2.95	2.95
Investor C	1.82	7.39	12.98	11.98	1.89	1.89	2.83	2.83
Investor C1	1.90	7.31	12.96	11.96	2.04	2.04	2.94	2.94
Class R	2.19	7.57	13.35	N/A	2.40	N/A	3.41	N/A
BofA Merrill Lynch 1 – 3 Year Corporate and Government Index	—	2.65	5.70	N/A	4.45	N/A	4.88	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C1 Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Investor B and Investor C1 Shares are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

The performance results for Investor A, Investor B, Investor C1 and Institutional Shares depicted on the previous page are those of BlackRock Short-Term Bond Fund and, prior to October 6, 2000 (commencement of operations), share performance results are those of Institutional Shares of a predecessor fund (which have no distribution or service fees) restated to reflect each share class’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees, and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example (which is based on a hypothetical investment of $1,000 invested on June 1, 2009 and held through November 30, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example (Including Interest Expense)

	Actual			Hypothetical[3]

	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,078.20	$4.48	$1,000	$1,020.79	$4.36
Investor A	$1,000	$1,077.80	$5.99	$1,000	$1,019.33	$5.82
Investor B	$1,000	$1,074.20	$9.57	$1,000	$1,015.87	$9.30
Investor C	$1,000	$1,073.90	$9.93	$1,000	$1,015.52	$9.65
Investor C1	$1,000	$1,073.10	$9.56	$1,000	$1,015.87	$9.30
Class R	$1,000	$1,075.70	$8.17	$1,000	$1,017.23	$7.94

Expense Example (Excluding Interest Expense)

	Actual			Hypothetical[3]

	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period[2]	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period[2]

Institutional	$1,000	$1,078.20	$4.06	$1,000	$1,021.19	$3.95
Investor A	$1,000	$1,077.80	$5.52	$1,000	$1,019.79	$5.37
Investor B	$1,000	$1,074.20	$9.15	$1,000	$1,016.28	$8.90
Investor C	$1,000	$1,073.90	$9.51	$1,000	$1,015.92	$9.25
Investor C1	$1,000	$1,073.10	$9.15	$1,000	$1,016.28	$8.90
Class R	$1,000	$1,075.70	$7.70	$1,000	$1,017.68	$7.49

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.86% for Institutional, 1.15% for Investor A, 1.84% for Investor B, 1.91% for Investor C, 1.84% for Investor C1 and 1.57% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.78% for Institutional, 1.06% for Investor A, 1.76% for Investor B, 1.83% for Investor C, 1.76% for Investor C1 and 1.48% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.

[3]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	7

The Benefits and Risks of Leveraging

The Portfolio may utilize leverage to seek to enhance the yield. However, this objective cannot be achieved in all interest rate environments.

The Portfolio may utilize leverage through borrowings, including participation in the Term Asset-Backed Securities Loan Facility (“TALF”), or through entering into reverse repurchase agreements and dollar rolls.

In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolio will benefit from the incremental net income.

Furthermore, the value of the Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolio positively or negatively in addition to the impact on the Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolio, but as described above, it also creates risks as short- or long-term interest rates fluctuate. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used. The Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Portfolio to incur losses. The use of leverage may limit the Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolio will incur expenses in connection with the use of leverage, all of which are borne by the Portfolio and may reduce investment income.

Derivative Financial Instruments

The Portfolio may invest in various derivative instruments, including financial futures contracts, swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Statement of Assets and Liabilities	BlackRock Short-Term Bond Fund

November 30, 2009 (Unaudited)

Assets

Investments at value — Short-Term Bond Master Portfolio (the “Portfolio”) (cost — $592,567,842)	$594,933,789
Capital shares sold receivable	2,302,542
Withdrawals receivable from the Portfolio	1,180,510
Prepaid expenses	18,381

Total assets	598,435,222

Liabilities

Capital shares redeemed payable	3,483,052
Income dividends payable	1,351,505
Service and distribution fees payable	189,890
Administration fees payable	121,701
Other affiliates payable	11,761
Officer’s and Directors’ fees payable	358
Other accrued expenses payable	159,551

Total liabilities	5,317,818

Net Assets	$593,117,404

Net Assets Consist of

Paid-in capital	$641,769,248
Undistributed net investment income	2,239,013
Accumulated net realized loss allocated from the Portfolio	(53,256,804)
Net unrealized appreciation/depreciation allocated from the Portfolio	2,365,947

Net Assets	$593,117,404

Net Asset Value

Institutional — Based on net assets of $124,682,473 and 12,837,572 shares outstanding, 100 million shares authorized, $0.01 par value	$9.71

Investor A — Based on net assets of $297,839,223 and 30,682,482 shares outstanding, 100 million shares authorized, $0.01 par value	$9.71

Investor B — Based on net assets of $25,318,133 and 2,613,976 shares outstanding, 200 million shares authorized, $0.01 par value	$9.69

Investor C — Based on net assets of $79,856,981 and 8,242,667 shares outstanding, 100 million shares authorized, $0.01 par value	$9.69

Investor C1 — Based on net assets of $59,356,668 and 6,129,768 shares outstanding, 100 million shares authorized, $0.01 par value	$9.68

Class R — Based on net assets of $6,063,926 and 625,789 shares outstanding, 200 million shares authorized, $0.01 par value	$9.69

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	9

Statement of Operations	BlackRock Short-Term Bond Fund

Six Months Ended November 30, 2009 (Unaudited)

Investment Income

Net investment income allocated from the Portfolio:
Interest	$12,356,651
Income — affiliated	198,223
Expenses	(1,140,378)

Total income	11,414,496

Expenses

Administration	709,626
Service — Investor A	354,904
Service and distribution — Investor B	114,561
Service and distribution — Investor C	350,436
Service and distribution — Investor C1	273,032
Service and distribution — Class R	15,678
Transfer agent — Institutional	97,665
Transfer agent — Investor A	281,740
Transfer agent — Investor B	31,379
Transfer agent — Investor C	74,520
Transfer agent — Investor C1	74,280
Transfer agent — Class R	11,686
Printing	55,383
Registration	41,361
Professional	29,429
Officer and Directors	401
Miscellaneous	10,218

Total expenses	2,526,299

Net investment income	8,888,197

Realized and Unrealized Gain (Loss) Allocated From the Portfolio

Net realized loss from investments, financial futures contracts, swaps, options written and foreign currency transactions	(10,056,227)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps, options written and foreign currency transactions	42,738,460

Total realized and unrealized gain	32,682,233

Net Increase in Net Assets Resulting from Operations	$41,570,430

See Notes to Financial Statements.

10	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Statements of Changes in Net Assets	BlackRock Short-Term Bond Fund

Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009

Operations

Net investment income	$8,888,197	$21,485,107
Net realized loss	(10,056,227)	(20,153,122)
Net change in unrealized appreciation/depreciation	42,738,460	(25,843,561)

Net increase (decrease) in net assets resulting from operations	41,570,430	(24,511,576)

Dividends to Shareholders From

Net investment income:
Institutional	(2,197,425)	(5,699,597)
Investor A	(4,733,542)	(10,278,983)
Investor B	(336,967)	(856,327)
Investor C	(898,841)	(1,572,395)
Investor C1	(803,601)	(2,202,730)
Class R	(91,766)	(235,034)

Decrease in net assets resulting from dividends to shareholders	(9,062,142)	(20,845,066)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	28,717,010	(105,143,186)

Net Assets

Total increase (decrease) in net assets	61,225,298	(150,499,828)
Beginning of period	531,892,106	682,391,934

End of period	$593,117,404	$531,892,106

Undistributed net investment income	$2,239,013	$2,412,958

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	11

Financial Highlights	BlackRock Short-Term Bond Fund

	Institutional

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008

				Year Ended June 30,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.17	$9.82	$9.97	$9.94	$10.10	$10.16	$10.39

Net investment income[1]	0.17	0.38	0.40	0.42	0.36	0.30	0.31
Net realized and unrealized gain (loss)	0.54	(0.66)	(0.17)	0.03	(0.15)	(0.06)	(0.23)

Net increase (decrease) from investment operations	0.71	(0.28)	0.23	0.45	0.21	0.24	0.08

Dividends from net investment income	(0.17)	(0.37)	(0.38)	(0.42)	(0.37)	(0.30)	(0.31)

Net asset value, end of period	$9.71	$9.17	$9.82	$9.97	$9.94	$10.10	$10.16

Total Investment Return[2]

Based on net asset value	7.82%[3]	(2.77)%	2.36%[3]	4.59%	2.11%	2.39%	0.81%

Ratios to Average Net Assets[4]

Total expenses	0.86%[5]	0.76%	0.72%[5]	0.72%	0.67%	0.69%	0.65%

Net investment income	3.57%[5]	4.10%	4.40%[5]	4.16%	3.61%	2.93%	3.00%

Supplemental Data

Net assets, end of period (000)	$124,682	$116,432	$184,616	$200,542	$203,377	$208,777	$240,749

Portfolio turnover of the Portfolio	63%[6]	143%[7]	230%[8]	108%	80%	75%	107%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 61%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

12	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor A

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008

				Year Ended June 30,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.16	$9.82	$9.96	$9.94	$10.10	$10.16	$10.38

Net investment income[1]	0.16	0.35	0.38	0.39	0.34	0.27	0.29
Net realized and unrealized gain (loss)	0.55	(0.67)	(0.17)	0.02	(0.16)	(0.05)	(0.22)

Net increase (decrease) from investment operations	0.71	(0.32)	0.21	0.41	0.18	0.22	0.07

Dividends from net investment income	(0.16)	(0.34)	(0.35)	(0.39)	(0.34)	(0.28)	(0.29)

Net asset value, end of period	$9.71	$9.16	$9.82	$9.96	$9.94	$10.10	$10.16

Total Investment Return[2]

Based on net asset value	7.78%[3]	(3.17)%	2.16%[3]	4.20%	1.84%	2.14%	0.66%

Ratios to Average Net Assets[4]

Total expenses	1.15%[5]	1.07%	1.04%[5]	1.00%	0.91%	0.93%	0.89%

Net investment income	3.27%[5]	3.83%	4.09%[5]	3.88%	3.37%	2.69%	2.78%

Supplemental Data

Net assets, end of period (000)	$297,839	$260,594	$320,418	$286,396	$267,411	$235,886	$125,950

Portfolio turnover of the Portfolio	63%[6]	143%[7]	230%[8]	108%	80%	75%	107%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 61%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	13

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor B

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008

				Year Ended June 30,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.14	$9.79	$9.94	$9.91	$10.08	$10.14	$10.37

Net investment income[1]	0.12	0.29	0.31	0.32	0.27	0.20	0.22
Net realized and unrealized gain (loss)	0.56	(0.66)	(0.17)	0.02	(0.16)	(0.05)	(0.23)

Net increase (decrease) from investment operations	0.68	(0.37)	0.14	0.34	0.11	0.15	(0.01)

Dividends from net investment income	(0.13)	(0.28)	(0.29)	(0.31)	(0.28)	(0.21)	(0.22)

Net asset value, end of period	$9.69	$9.14	$9.79	$9.94	$9.91	$10.08	$10.14

Total Investment Return[2]

Based on net asset value	7.42%[3]	(3.75)%	1.43%[3]	3.61%	1.07%	1.46%	(0.11)%

Ratios to Average Net Assets[4]

Total expenses	1.84%[5]	1.76%	1.70%[5]	1.67%	1.59%	1.61%	1.56%

Net investment income	2.59%[5]	3.13%	3.40%[5]	3.21%	2.67%	2.00%	2.12%

Supplemental Data

Net assets, end of period (000)	$25,318	$25,694	$33,301	$42,358	$60,519	$97,090	$130,802

Portfolio turnover of the Portfolio	63%[6]	143%[7]	230%[8]	108%	80%	75%	107%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 61%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

14	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor C

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008	Period October 2, 2006[1] to June 30, 2007

Per Share Operating Performance

Net asset value, beginning of period	$9.14	$9.80	$9.94	$10.01

Net investment income[2]	0.12	0.28	0.29	0.19
Net realized and unrealized gain (loss)	0.55	(0.67)	(0.17)	(0.03)

Net increase (decrease) from investment operations	0.67	(0.39)	0.12	0.16

Dividends from net investment income	(0.12)	(0.27)	(0.26)	(0.23)

Net asset value, end of period	$9.69	$9.14	$9.80	$9.94

Total Investment Return[3]

Based on net asset value	7.39%[4]	(3.98)%	1.21%[4]	1.57%[4]

Ratios to Average Net Assets[5]

Total expenses	1.91%[6]	1.88%	2.04%[6]	2.09%[6]

Net investment income	2.50%[6]	3.06%	3.14%[6]	2.81%[6]

Supplemental Data

Net assets, end of period (000)	$79,857	$61,697	$47,140	$23,886

Portfolio turnover of the Portfolio	63%[7]	143%[8]	230%[9]	108%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 61%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[9]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	15

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor C1

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008

				Year Ended June 30,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.14	$9.79	$9.94	$9.91	$10.07	$10.13	$10.36

Net investment income[1]	0.12	0.29	0.31	0.32	0.27	0.20	0.22
Net realized and unrealized gain (loss)	0.55	(0.66)	(0.17)	0.04	(0.15)	(0.05)	(0.23)

Net increase (decrease) from investment operations	0.67	(0.37)	0.14	0.36	0.12	0.15	(0.01)

Dividends from net investment income	(0.13)	(0.28)	(0.29)	(0.33)	(0.28)	(0.21)	(0.22)

Net asset value, end of period	$9.68	$9.14	$9.79	$9.94	$9.91	$10.07	$10.13

Total Investment Return[2]

Based on net asset value	7.31%[3]	(3.73)%	1.46%[3]	3.62%	1.17%	1.46%	(0.11)%

Ratios to Average Net Assets[4]

Total expenses	1.84%[5]	1.73%	1.68%[5]	1.66%	1.59%	1.60%	1.56%

Net investment income	2.59%[5]	3.14%	3.43%[5]	3.24%	2.68%	2.01%	2.12%

Supplemental Data

Net assets, end of period (000)	$59,357	$61,323	$89,055	$111,844	$142,083	$179,290	$239,263

Portfolio turnover of the Portfolio	63%[6]	143%[7]	230%[8]	108%	80%	75%	107%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 61%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

16	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Financial Highlights (concluded)	BlackRock Short-Term Bond Fund

	Class R

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008

				Year Ended June 30,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.14	$9.80	$9.94	$9.92	$10.08	$10.14	$10.37

Net investment income[1]	0.14	0.31	0.34	0.36	0.32	0.18	0.17
Net realized and unrealized gain (loss)	0.55	(0.67)	(0.16)	0.02	(0.16)	0.01	(0.11)

Net increase (decrease) from investment operations	0.69	(0.36)	0.18	0.38	0.16	0.19	0.06

Dividends from net investment income	(0.14)	(0.30)	(0.32)	(0.36)	(0.32)	(0.25)	(0.29)

Net asset value, end of period	$9.69	$9.14	$9.80	$9.94	$9.92	$10.08	$10.14

Total Investment Return[2]

Based on net asset value	7.57%[3]	(3.61)%	1.80%[3]	3.91%	1.58%	1.88%	0.56%

Ratios to Average Net Assets[4]

Total expenses	1.57%[5]	1.50%	1.41%[5]	1.30%	1.17%	1.19%	1.16%

Net investment income	2.87%[5]	3.40%	3.70%[5]	3.59%	3.15%	2.46%	2.42%

Supplemental Data

Net assets, end of period (000)	$6,064	$6,152	$7,861	$8,882	$4,350	$4,477	$2,387

Portfolio turnover of the Portfolio	63%[6]	143%[7]	230%[8]	108%	80%	75%	107%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 61%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	17

Notes to Financial Statements (Unaudited)	BlackRock Short-Term Bond Fund

1. Organization and Significant Accounting Policies:

BlackRock Short-Term Bond Fund (the “Fund”), a series of BlackRock Short-Term Bond Series, Inc. (the “Bond Fund”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Bond Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all or a portion of its assets in Short-Term Bond Master Portfolio (the “Portfolio”) of Short-Term Bond Master LLC, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at November 30, 2009 was 100%. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement or other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B and Investor C1 Shares are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of November 30, 2009, the Fund’s investment in the Portfolio was classified as Level 2. More relevant disclosure regarding fair value measurements relates to the Portfolio, which is disclosed in the Portfolio’s Schedule of Investments included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the two years ended June 30, 2007, the period July 1, 2007 to May 31, 2008 and the year ended May 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

18	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Notes to Financial Statements (continued)	BlackRock Short-Term Bond Fund

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

The Bond Fund has entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets.

The Bond Fund has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Bond Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.65%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.65%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C, Investor C1, and Class R shareholders.

For the six months ended November 30, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $11,387. Affiliates received contingent deferred sales charges of $5,073, $17,148 and $1,214 relating to transactions in Investor B, Investor C and Investor C1 Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $2,226 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective class. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	19

Notes to Financial Statements (continued)	BlackRock Short-Term Bond Fund

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended November 30, 2009, the Fund paid $21,362 in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended November 30, 2009, the Fund reimbursed the Administrator the following amounts for costs incurred running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$1,161
Investor A	$2,485
Investor B	$400
Investor C	$911
Investor C1	$746
Class R	$47

Certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Bond Fund’s Chief Compliance Officer.

3. Income Tax Information:

As of May 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires May 31,

2011	$971,617
2012	1,630,307
2013	6,250,370
2014	2,851,962
2015	4,506,787
2016	3,529,920
2017	1,475,016

Total	$21,215,979

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2009		Year Ended May 31, 2009

	Shares	Amount	Shares	Amount

Institutional

Shares sold	1,555,160	$14,771,459	2,267,567	$20,839,724
Shares issued to shareholders in reinvestment of dividends	207,274	1,975,189	566,661	5,219,810

Total issued	1,762,434	16,746,648	2,834,228	26,059,534
Shares redeemed	(1,628,673)	(15,444,817)	(8,927,682)	(82,575,977)

Net increase (decrease)	133,761	$1,301,831	(6,093,454)	$(56,516,443)

20	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Notes to Financial Statements (concluded)	BlackRock Short-Term Bond Fund

	Six Months Ended November 30, 2009		Year Ended May 31, 2009

	Shares	Amount	Shares	Amount

Investor A

Shares sold and automatic conversion of shares	5,636,188	$53,250,974	7,327,144	$67,182,648
Shares issued to shareholders in reinvestment of dividends	463,893	4,421,306	1,047,387	9,602,235

Total issued	6,100,081	57,672,280	8,374,531	76,784,883
Shares redeemed	(3,865,737)	(36,683,619)	(12,568,804)	(114,968,710)

Net increase (decrease)	2,234,344	$20,988,661	(4,194,273)	$(38,183,827)

Investor B

Shares sold	157,567	$1,494,423	605,281	$5,549,019
Shares issued to shareholders in reinvestment of dividends	25,621	243,369	66,060	603,880

Total issued	183,188	1,737,792	671,341	6,152,899
Shares redeemed and automatic conversion of shares	(380,344)	(3,585,662)	(1,260,173)	(11,586,959)

Net decrease	(197,156)	$(1,847,870)	(588,832)	$(5,434,060)

Investor C

Shares sold	2,629,640	$24,960,114	5,543,133	$50,962,545
Shares issued to shareholders in reinvestment of dividends	79,817	759,110	146,536	1,334,276

Total issued	2,709,457	25,719,224	5,689,669	52,296,821
Shares redeemed	(1,215,277)	(11,509,000)	(3,753,194)	(34,319,892)

Net increase	1,494,180	$14,210,224	1,936,475	$17,976,929

Investor C1

Shares sold	46,581	$438,784	144,623	$1,337,945
Shares issued to shareholders in reinvestment of dividends	64,763	614,620	184,431	1,688,155

Total issued	111,344	1,053,404	329,054	3,026,100
Shares redeemed	(692,482)	(6,533,815)	(2,712,880)	(24,882,120)

Net decrease	(581,138)	$(5,480,411)	(2,383,826)	$(21,856,020)

Class R

Shares sold	127,622	$1,201,375	373,123	$3,424,022
Shares issued to shareholders in reinvestment of dividends	9,642	91,627	25,699	235,034

Total issued	137,264	1,293,002	398,822	3,659,056
Shares redeemed	(184,275)	(1,748,427)	(528,259)	(4,788,821)

Net decrease	(47,011)	$(455,425)	(129,437)	$(1,129,765)

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through January 27, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	21

Portfolio Information	Short-Term Bond Master Portfolio

As of November 30, 2009

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	40%
Non-Agency Mortgage-Backed Securities	19
Asset-Backed Securities	19
U.S. Government Sponsored Agency Securities	13
Foreign Agency Obligations	4
U.S. Treasury Obligations	4
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	61%
AA/Aa	13
A/A	11
BBB/Baa	13
BB/Ba	1
CCC/Caa	1

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

22	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Schedule of Investments November 30, 2009 (Unaudited)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

AEP Texas Central Transition Funding, Series 2006-A, Class A2, 4.98%, 7/01/15	USD	6,425	$6,864,702
Aegis Asset Backed Securities Trust, Series 2006-1, Class A1, 0.32%, 1/25/37 (a)		695	680,011
AmeriCredit Automobile Receivables Trust, Series 2008-2, Class A2, 4.23%, 8/06/12		2,382	2,439,346
American Express Issuance Trust, Series 2008-2, Class A, 4.02%, 1/18/11		5,475	5,514,281
Ameriquest Mortgage Securities, Inc., Series 2004-FR1, Class A5, 4.46%, 5/25/34 (a)		4,923	4,656,807
Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, 9/15/13 (b)		4,060	4,121,791
Bear Stearns Asset Backed Securities Trust:
Series 2006-3, Class A1, 0.39%, 8/25/36		306	286,601
Series 2007-HE3, Class 1A1, 0.36%, 4/25/37		1,607	1,445,989
CarMax Auto Owner Trust, Series 2008-2, Class A3B, 1.64%, 10/15/12 (a)		1,665	1,676,911
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 1/15/16		2,140	2,194,876
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3, Class A3A, 0.30%, 7/25/45 (a)		5,433	4,005,850
Countrywide Asset Backed Certificates:
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		1,590	1,467,888
Series 2006-20, Class 2A1, 0.29%, 4/25/47 (a)		563	544,590
Series 2006-22, Class 2A1, 0.29%, 5/25/47 (a)		280	269,825
Series 2007-12, Class 2A1, 0.59%, 8/25/47 (a)		212	195,992
DaimlerChrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 3/08/13		6,025	6,332,214
Ford Credit Auto Owner Trust:
Series 2006-B, Class D, 7.12%, 2/15/13 (b)		2,090	2,191,958
Series 2008-A, Class A3A, 3.96%, 4/15/12		7,148	7,280,476
Series 2008-B, Class A2, 1.44%, 12/15/10 (a)		346	345,736
Series 2009-A, Class A3B, 2.74%, 5/15/13 (a)		10,355	10,632,875
Series 2009-D, Class A2, 1.21%, 1/15/12		2,195	2,202,769
Series 2009-D, Class A3, 2.17%, 10/15/13		5,825	5,917,405
Series 2009-D, Class A4, 2.98%, 8/15/14		2,900	2,978,513
GCO Slims Trust, Series 2006-1A, Class Note, 5.72%, 3/01/22 (b)		3,556	2,560,557
GSAA Trust, Series 2004-10, Class AF2, 4.22%, 8/25/34 (a)		158	154,107

Asset-Backed Securities		Par (000)	Value

GSAMP Trust, Series 2005-AHL, Class A3, 0.58%, 4/25/35 (a)	USD	841	$812,314
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	4,925	7,448,028
Honda Auto Receivables Owner Trust, Series 2009-2, Class A3, 2.79%, 1/15/13	USD	1,545	1,583,910
JPMorgan Mortgage Acquisition Corp., Series 2007-CH5, Class A2, 0.29%, 5/25/37 (a)		3,574	3,258,169
Morgan Stanley ABS Capital I (a):
Series 2007-HE2, Class A2A, 0.28%, 1/25/37		1,150	1,081,201
Series 2007-HE6, Class A1, 0.30%, 5/25/37		2,737	2,150,697
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A3, 3.20%, 2/15/13		4,470	4,617,541
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A4, 4.37%, 6/25/14		3,520	3,710,551
Popular ABS Mortgage Pass-Through Trust, Series 2005-1, Class AF3, 4.14%, 5/25/35 (a)		417	407,684
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ3, Class A6, 3.40%, 3/25/33		7,063	5,533,427
Series 2007-RZ1, Class A1, 0.31%, 2/25/37 (a)		194	184,686
Residential Asset Securities Corp., Series 2005-KS12, Class A2, 0.49%, 1/25/36		2,387	2,166,164
SLM Student Loan Trust (a):
Series 2002-1, Class A2, 0.39%, 4/25/17		1,562	1,555,950
Series 2002-4, Class A4, 0.44%, 3/15/17		2,760	2,746,905
Series 2005-8, Class A2, 0.37%, 7/25/22		4,892	4,862,688
Series 2008-5, Class A2, 1.38%, 10/25/16		8,775	8,913,263
Series 2008-5, Class A3, 1.58%, 1/25/18		9,400	9,666,335
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2, Class A2A, 0.28%, 1/25/37 (a)		1,131	1,040,440
Soundview Home Equity Loan Trust (a):
Series 2003-2, Class A2, 0.89%, 11/25/33		4,865	3,213,578
Series 2007-OPT3, Class 2A1, 0.30%, 8/25/37		1,448	1,407,364
Turquoise Card Backed Securities Plc, Series 2007-1, Class A, 0.28%, 6/15/12		1,580	1,572,100
Wells Fargo Home Equity Trust, Series 2007-2, Class A1, 0.33%, 4/25/37 (a)		2,176	2,127,459

			147,022,524

Interest Only Asset-Backed Securities — 0.1%
National Collegiate Student Loan Trust, Class AIO:
Series 2005-2, 7.73%, 3/25/12		16,400	393,764
Series 2005-GT1, 6.75%, 12/25/09		33,293	221,084

			614,848

Total Asset-Backed Securities — 24.8%			147,637,372

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
EUR	Euro
GBP	British Pound
GO	General Obligation Bonds
LIBOR	London InterBank Offered Rate
RB	Revenue Bonds
TALF	Term Asset-Backed Securities Loan Facility
USD	US Dollar

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	23

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Aerospace & Defense — 1.3%
BAE Systems Holdings, Inc. (b):
4.75%, 8/15/10	USD	3,200	$3,252,618
6.40%, 12/15/11		1,170	1,255,272
Northrop Grumman Corp., 7.13%, 2/15/11		3,075	3,276,271

			7,784,161

Air Freight & Logistics — 0.5%
United Parcel Service, Inc., 4.50%, 1/15/13		2,650	2,869,391

Airlines — 0.1%
American Airlines, Inc., Series 2003-1, 3.86%, 1/09/12		423	409,616

Beverages — 2.1%
Anheuser-Busch InBev Worldwide, Inc. (b):
3.00%, 10/15/12		5,260	5,355,280
5.38%, 11/15/14		2,600	2,818,525
Bottling Group LLC, 6.95%, 3/15/14 (c)		1,290	1,518,294
PepsiAmericas, Inc., 4.38%, 2/15/14		2,525	2,693,198

			12,385,297

Capital Markets — 3.1%
CDP Financial, Inc., 3.00%, 11/25/14 (b)		1,630	1,644,588
Credit Suisse, 5.50%, 5/01/14		1,825	2,001,936
Credit Suisse (USA) Inc., 6.13%, 11/15/11		525	572,061
FIH Erhvervsbank A/S, 2.45%, 8/17/12 (b)		1,030	1,052,446
The Goldman Sachs Group, Inc.:
3.63%, 8/01/12		1,800	1,870,846
6.00%, 5/01/14		1,600	1,765,629
Macquarie Bank Ltd., 4.10%, 12/17/13 (b)(d)		7,595	8,128,139
Morgan Stanley, 6.00%, 5/13/14		1,210	1,318,541

			18,354,186

Commercial Banks — 9.9%
Australia & New Zealand Banking Group Ltd., 0.57%, 6/18/12 (a)(b)		3,470	3,442,164
Barclays Bank Plc, 5.45%, 9/12/12		2,440	2,654,478
Commonwealth Bank of Australia, 2.75%, 10/15/12 (b)		2,370	2,419,052
Danske Bank A/S, 2.50%, 5/10/12 (b)(d)		9,200	9,467,729
Dexia Credit Local, 2.38%, 9/23/11 (b)		4,085	4,199,895
Eksportfinans A/S, 5.00%, 2/14/12		5,350	5,770,408
European Investment Bank, 3.13%, 6/04/14		2,105	2,187,486
Fifth Third Bank, 4.20%, 2/23/10		4,785	4,813,174
Lloyds TSB Bank Plc, 2.80%, 4/02/12 (b)(d)		4,715	4,854,045
North Fork Bancorporation, Inc., 5.88%, 8/15/12		2,031	2,122,659
Royal Bank of Scotland Group Plc (b):
0.67%, 4/08/11 (a)		8,300	8,319,829
2.63%, 5/11/12		2,050	2,101,689
Svenska Handelsbanken AB (b):
2.88%, 9/14/12		500	509,005
4.88%, 6/10/14		1,975	2,112,648
US Bank NA, 6.38%, 8/01/11		3,435	3,726,590

			58,700,851

Consumer Finance — 0.4%
Capital One Financial Corp., 5.70%, 9/15/11		2,145	2,266,832

Diversified Consumer Services — 0.2%
Leland Stanford Junior University, 3.63%, 5/01/14		950	1,005,774

Corporate Bonds		Par (000)	Value

Diversified Financial Services — 4.8%
BA Credit Card Trust, Series 03A5, 4.15%, 4/19/10	EUR	2,170	$3,276,733
Bank of America Corp., 4.88%, 9/15/12	USD	2,255	2,376,175
Citibank Credit Card Issuance Trust, 5.38%, 4/11/11	EUR	1,730	2,660,082
FCE Bank Plc, 7.88%, 2/15/11	GBP	950	1,535,485
General Electric Capital Corp., 0.41%, 11/01/12 (a)	USD	6,350	6,100,635
Series A, 3.75%, 12/15/09		2,700	2,702,705
JPMorgan Chase & Co.:
5.60%, 6/01/11 (e)		3,750	4,004,647
4.75%, 5/01/13		3,000	3,216,444
LeasePlan Corp. NV, 3.00%, 5/07/12 (b)		2,725	2,817,647

			28,690,553

Diversified Telecommunication Services — 3.3%
AT&T, Inc.:
4.95%, 1/15/13		1,750	1,892,726
4.85%, 2/15/14		2,995	3,227,205
France Telecom SA, 4.38%, 7/08/14		2,225	2,367,614
Qwest Corp.:
8.88%, 3/15/12		935	992,269
3.55%, 6/15/13 (a)		250	234,687
Royal KPN NV, 8.00%, 10/01/10		1,100	1,161,711
TELUS Corp., 8.00%, 6/01/11		915	1,002,180
Telefonica Emisiones SAU, 5.98%, 6/20/11		3,165	3,374,320
Verizon Global Funding Corp., 7.25%, 12/01/10 (e)		5,277	5,605,979

			19,858,691

Electric Utilities — 0.4%
FPL Group Capital, Inc., 5.63%, 9/01/11		1,040	1,117,929
Florida Power Corp., 6.65%, 7/15/11		1,325	1,432,071

			2,550,000

Electronic Equipment, Instruments & Components — 0.4%
Agilent Technologies, Inc.:
4.45%, 9/14/12		1,425	1,474,185
5.50%, 9/14/15		705	743,919

			2,218,104

Food & Staples Retailing — 0.7%
CVS Caremark Corp.:
0.56%, 6/01/10 (a)		600	600,237
5.75%, 8/15/11		3,370	3,621,442

			4,221,679

Food Products — 0.8%
Kraft Foods, Inc.:
5.63%, 8/11/10		1,115	1,150,603
5.63%, 11/01/11		2,000	2,138,824
6.00%, 2/11/13		1,500	1,632,453

			4,921,880

Health Care Equipment & Supplies — 1.5%
CareFusion Corp., 4.13%, 8/01/12 (b)		3,925	4,092,433
Covidien International Finance SA, 5.45%, 10/15/12		2,545	2,812,904
Hospira, Inc., 0.76%, 3/30/10		2,025	2,025,018

			8,930,355

See Notes to Financial Statements.

24	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Insurance — 4.5%
Allstate Corp., 6.20%, 5/16/14	USD	1,700	$1,909,178
Allstate Financial Global Funding, 6.50%, 6/14/11 (b)		595	634,763
Berkshire Hathaway Finance Corp., 4.00%, 4/15/12		5,365	5,679,255
Metropolitan Life Global Funding I (b):
2.20%, 6/10/11 (a)		3,600	3,594,665
2.88%, 9/17/12		1,050	1,062,739
5.13%, 4/10/13		3,715	3,985,062
New York Life Global Funding, 4.65%, 5/09/13 (b)		675	722,289
PRICOA Global Funding I, 5.63%, 5/24/11 (b)		3,370	3,524,235
Suncorp-Metway Ltd., 0.67%, 12/17/10 (b)		5,305	5,317,440
TIAA Global Markets, Inc., 5.13%, 10/10/12 (b)		525	574,052

			27,003,678

Machinery — 0.4%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14		2,045	2,476,771

Media — 1.9%
Comcast Cable Communications LLC, 6.75%, 1/30/11		3,225	3,419,890
Cox Communications, Inc., 7.75%, 11/01/10		1,345	1,413,393
News America, Inc., 6.75%, 1/09/38		1,220	1,262,300
Rainbow National Services LLC, 8.75%, 9/01/12 (b)		1,240	1,258,600
Time Warner Cable, Inc., 6.20%, 7/01/13		3,600	3,993,631

			11,347,814

Metals & Mining — 0.1%
Rio Tinto Finance USA Ltd., 8.95%, 5/01/14		750	901,885

Multi-Utilities — 2.4%
CenterPoint Energy Transition Bond Co. LLC, Series A-2, 4.97%, 8/01/14		5,472	5,750,196
Cincinnati Gas & Electric, 5.70%, 9/15/12		3,010	3,318,302
Dominion Resources, Inc., Series D, 5.13%, 12/15/09		2,000	2,000,600
Energy East Corp., 6.75%, 6/15/12		2,650	2,945,284

			14,014,382

Oil, Gas & Consumable Fuels — 5.0%
BP Capital Markets Plc, 3.13%, 3/10/12		4,660	4,853,991
Cenovus Energy, Inc., 4.50%, 9/15/14 (b)		3,290	3,447,486
Conoco Funding Co., 6.35%, 10/15/11		2,775	3,051,357
ConocoPhillips, 4.75%, 10/15/12		850	924,655
Enterprise Products Operating LLC:
4.60%, 8/01/12		925	979,616
Series B, 6.38%, 2/01/13		1,700	1,859,392
Enterprise Products Operating LP:
4.95%, 6/01/10		2,415	2,447,704
7.50%, 2/01/11		1,845	1,958,606
MidAmerican Energy Holdings Co., 5.88%, 10/01/12		1,165	1,284,989
MidAmerican Funding LLC, 6.75%, 3/01/11		1,315	1,382,360
Southeast Supply Header LLC, 4.85%, 8/15/14 (b)		2,165	2,231,782
StatoilHydro ASA, 3.88%, 4/15/14		3,105	3,302,214
XTO Energy, Inc., 5.00%, 8/01/10		2,180	2,239,470

			29,963,622

Corporate Bonds		Par (000)	Value

Paper & Forest Products — 0.3%
Georgia-Pacific Corp., 8.13%, 5/15/11	USD	1,660	$1,747,150

Pharmaceuticals — 1.8%
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13		1,125	1,228,133
Novartis Capital Corp., 4.13%, 2/10/14		2,625	2,813,341
Pfizer, Inc., 4.45%, 3/15/12		2,365	2,520,066
Roche Holdings, Inc., 4.50%, 3/01/12 (b)		3,855	4,095,564

			10,657,104

Real Estate Investment Trusts (REITs) — 0.3%
AvalonBay Communities, Inc., 6.13%, 11/01/12		282	303,903
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,441,861

			1,745,764

Road & Rail — 1.9%
Burlington Northern Santa Fe Corp.:
6.75%, 7/15/11		1,425	1,549,231
7.00%, 2/01/14		840	974,398
CSX Corp.:
6.75%, 3/15/11		4,935	5,257,048
5.50%, 8/01/13		1,108	1,204,663
Union Pacific Corp., 6.13%, 1/15/12		1,960	2,132,780

			11,118,120

Semiconductors & Semiconductor Equipment — 0.5%
National Semiconductor Corp., 6.15%, 6/15/12		2,945	3,045,610

Thrifts & Mortgage Finance — 0.5%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (b)		1,780	1,824,331
Sovereign Bancorp, Inc., 0.52%, 3/23/10 (a)		1,285	1,282,009

			3,106,340

Tobacco — 0.4%
Altria Group, Inc., 7.75%, 2/06/14		2,060	2,370,390

Wireless Telecommunication Services — 2.5%
CellCo.Partnership:
3.75%, 5/20/11		7,575	7,846,920
5.25%, 2/01/12		5,665	6,086,941
Rogers Cable, Inc., 7.88%, 5/01/12		710	804,039

			14,737,900

Total Corporate Bonds — 52.0%			309,403,900

Foreign Agency Obligations

Export Development Canada, 2.38%, 3/19/12 (d)		3,105	3,193,216
Inter-American Development Bank, Series GDIF, 1.50%, 6/23/11 (d)		4,885	4,947,174
Kreditanstalt fuer Wiederaufbau, 3.50%, 3/10/14 (d)		3,535	3,727,714
Landwirtschaftliche Rentenbank, 4.13%, 7/15/13		2,925	3,142,570
Province of Ontario Canada:
0.72%, 5/22/12 (a)		3,270	3,303,155
4.10%, 6/16/14		3,635	3,886,786
Société Financement de l’Economie Française:
2.38%, 3/26/12		5,310	5,435,810
2.38%, 3/26/12 (b)(d)		2,610	2,675,928

Total Foreign Agency Obligations — 5.1%			30,312,353

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	25

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)		Value

Collateralized Mortgage Obligations — 10.0%
Arran Residential Mortgages Funding Plc, Class A1B (b):
Series 2006-2A, 0.28%, 9/20/36	USD	2,454		$2,448,734
Series 2007-3A, 0.33%, 9/16/36		1,723		1,715,859
Bank of America Mortgage Securities Inc., Series 2003-J, Class 2A1, 3.62%, 11/25/33 (a)		1,346		1,110,454
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.31%, 12/25/35 (a)(b)(f)		56		55,798
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB8, Class 2A1, 5.18%, 12/20/35 (a)		2,951		1,709,989
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.84%, 1/25/35 (a)		6,480		5,343,119
Gracechurch Mortgage Financing Plc, Series 2007-1A, Class 2A1, 0.31%, 11/20/56 (b)		559		552,789
Homebanc Mortgage Trust, Series 2005-3, Class A1, 0.48%, 7/25/35 (a)		5,524		3,829,995
JPMorgan Mortgage Trust, Series 2007-A1, Class 2A1, 3.83%, 7/25/35 (a)		4,323		3,644,789
Lanark Master Issuer Plc, Series 2007-1X, Class 2A1, 0.37%, 12/22/54		1,205		1,198,236
Ocwen Residential MBS Corp., Series 1998-R2, Class AP, 9.84%, 11/25/34 (a)(b)		125		25,020
Pendeford Master Issuer Plc, Series 2007-1A, Class 3A, 0.37%, 2/12/16 (b)		2,080		2,066,043
Permanent Master Issuer Plc, Series 2007-1, Class 2A1, 0.33%, 1/15/16 (a)		6,445		6,429,145
Residential Asset Securitization Trust, Series 2005-A5, Class A12, 0.54%, 5/25/35 (a)		2,211		1,440,778
Salomon Brothers Mortgage Securities VI, Inc., Series 1986-1, Class A, 6.00%, 12/25/11		—	(g)	43
Structured Mortgage Asset Residential Trust, Series 1991-1, Class H, 8.25%, 6/25/22		4		4,365
SunTrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3, 5.69%, 4/25/37 (a)		5,370		3,637,570
Thornburg Mortgage Securities Trust (a):
Series 2006-4, Class A2B, 0.36%, 7/25/36		1,533		1,414,713
Series 2006-6, Class A1, 0.35%, 11/25/46		5,945		5,530,624
Series 2007-1, Class A2B, 0.34%, 3/25/37		2,680		2,476,588
Series 2007-1, Class A3A, 0.34%, 3/25/37		2,083		1,924,031
Series 2007-2, Class A2A, 0.37%, 6/25/37		2,895		2,640,506
WaMu Mortgage Pass-Through Certificates (a):
Series 2000-1, Class B1, 0.64%, 1/25/40 (b)		4		183
Series 2005-AR12, Class 1A6, 4.84%, 10/25/35		7,175		4,994,937
Walsh Acceptance, Series 1997-2, Class A, 2.24%, 3/01/27 (a)		29		3,649
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A1, 5.24%, 4/25/36 (a)		6,236		5,055,402

				59,253,359

Non-Agency Mortgage-Backed Securities		Par (000)		Value

Commercial Mortgage-Backed Securities — 15.0%
Banc of America Commercial Mortgage, Inc., Class A2:
Series 2001-PB1, 5.79%, 5/11/35	USD	2,605		$2,713,137
Series 2007-4, 5.55%, 2/10/51 (h)		14,000		14,174,021
CS First Boston Mortgage Securities Corp.:
Series 2001-CF2, Class A4, 6.51%, 2/15/34		1,376		1,416,573
Series 2002-CKS4, Class A1, 4.49%, 11/15/36		2,063		2,104,980
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class AAB, 5.57%, 1/15/46 (a)		1,800		1,817,922
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B, 7.18%, 11/10/33		1,564		1,600,560
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2, 6.70%, 4/15/34		5,086		5,299,326
GS Mortgage Securities Corp, II, Series 2004-C1, Class A2, 4.32%, 10/10/28		1,461		1,480,507
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.26%, 3/15/33		11,394		11,696,839
LB-UBS Commercial Mortgage Trust, Class A2:
Series 2000-C4, 7.37%, 8/15/26		2,003		2,037,861
Series 2004-C4, 4.57%, 6/15/29 (a)		2,807		2,812,363
Morgan Stanley Capital I, Series 2006-IQ11, Class A2, 5.69%, 10/15/42 (a)(h)		15,000		15,192,081
Morgan Stanley Dean Witter Capital I, Series 2000-LIF2, Class A2, 7.20%, 10/15/33		1,334		1,364,161
PNC Mortgage Acceptance Corp., Class A2 (f):
Series 2000-C2, 7.30%, 10/12/33		3,676		3,768,974
Series 2001-C1, 6.36%, 3/12/34		1,649		1,715,273
TIAA Retail Commercial Trust, Series 2007-C4, Class A1, 5.67%, 8/15/39 (a)		4,244		4,412,935
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.29%, 4/15/34 (h)		14,500		15,416,751

				89,024,264

Interest Only Commercial Mortgage-Backed Securities — 0.0%
CS First Boston Mortgage Securities Corp., Series 2003-CPN1, Class ASP, 1.58%, 3/15/35 (a)(b)		56,023		195,913
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class XP, 2.06%, 1/11/35 (a)(b)		33,967		1,793

				197,706

Total Non-Agency Mortgage-Backed Securities — 25.0%				148,475,329

Taxable Municipal Bonds

County/City/Special District/School District — 1.0%
New York State Urban Development Corp., RB, Taxable, State Personal Income Tax, 2.48%, 12/15/13 (i)		5,815		5,866,346

State — 0.7%
State of California, GO, Taxable, Various Purpose 3, 5.65%, 4/01/39		4,030		4,189,145

Total Taxable Municipal Bonds — 1.7%				10,055,491

See Notes to Financial Statements.

26	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)		Value

Agency Obligations — 3.0%
Fannie Mae (d):
6.25%, 2/01/11	USD	1,505		$1,589,957
2.00%, 2/11/11		3,895		3,908,076
5.25%, 8/01/12		5,960		6,419,218
3.00%, 9/16/14		5,865		6,088,181

				18,005,432

Collateralized Mortgage Obligations — 2.9%
Fannie Mae Trust:
Series 2003-52, Class LC, 4.50%, 10/25/16 (d)		2,690		2,787,027
Series 2006-25, Class TA, 6.00%, 11/25/29 (d)		2,359		2,427,413
Series 2006-M2, Class A1A, 4.86%, 8/25/16		2,790		2,959,790
Series 2901, Class KA, 5.00%, 9/15/32 (d)		3,861		4,047,326
Freddie Mac Multiclass Certificates, Series 2724, Class PD, 5.00%, 4/15/21		4,605		4,848,686

				17,070,242

Federal Deposit Insurance Corporation Guaranteed — 5.8%
Citigroup Funding, Inc. (d):
1.38%, 5/05/11		4,725		4,776,115
1.88%, 10/22/12		6,800		6,894,710
2.25%, 12/10/12		2,440		2,498,306
General Electric Capital Corp. (d):
1.80%, 3/11/11		5,760		5,852,356
2.63%, 12/28/12		3,200		3,317,040
The Goldman Sachs Group, Inc., 1.63%, 7/15/11 (d)		3,505		3,556,292
JPMorgan Chase & Co., 2.20%, 6/15/12 (d)		2,965		3,044,545
Morgan Stanley, 2.25%, 3/13/12 (d)		4,470		4,588,853

				34,528,217

Interest Only Mortgage-Backed Securities — 0.6%
Fannie Mae Guaranteed Pass-Through Certificates, 5.09%, 8/01/35 (d)		3,298		3,438,724

Mortgaged-Backed Securities — 5.0%
Fannie Mae Guaranteed Pass Through Certificates (d):
5.00%, 12/01/21		11,136		11,962,697
5.50%, 11/01/17 — 12/01/18		13,847		14,991,866
6.50%, 4/01/21		1,676		1,820,477
Freddie Mac Mortgage Participation Certificates, 5.50%, 10/01/17 (d)		996		1,074,993

				29,850,033

Total U.S. Government Sponsored Agency Securities — 17.3%				102,892,648

U.S. Treasury Obligations		Par (000)		Value

U.S. Treasury Inflation Indexed Bonds, 4.25%, 1/15/10 (d)	USD	7,253		$7,290,469

U.S. Treasury Notes:
1.00%, 8/31/11 (d)		18,590		18,738,869
2.38%, 8/31/14 (d)		1,140		1,164,671
2.25%, 10/31/14		1,770		1,803,329

				21,706,869

Total U.S. Treasury Obligations — 4.9%				28,997,338

Total Long-Term Investments (Cost — $775,769,366) — 130.8%				777,774,431

Short-Term Securities

Time Deposits — 2.3%
Brown Brothers Harriman & Co., 0.03%, 12/01/09		13,841		13,841,120

Total Short-Term Securities (Cost — $13,841,120) — 2.3%				13,841,120

Options Purchased		Contracts

Exchange-Traded Put Options Purchased
Euro-Dollar Future, Strike Price USD 98.25, expires 9/13/10		316	(j)	130,350

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 0.80% and pay a floating rate based on 3-month LIBOR, expires 3/20/10, Broker JPMorgan Chase Bank NA		45	(k)	91,575

Total Options Purchased (Cost — $400,271) — 0.0%				221,925

Total Investments Before Outstanding Options Written and TBA Sale Commitments (Cost — $790,010,757*) — 133.1%				791,837,476

Options Written

Exchange-Traded Put Options Written
Euro-Dollar Future, Strike Price USD 98.25, expires 9/13/10		316	(j)	(77,025)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 4.34% and receive a floating rate based on 3-month LIBOR, expires 8/21/10, Broker Credit Suisse International		23	(k)	(1,797,312)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expires 1/16/10, Broker Credit Suisse International		37	(k)	(2,175)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expires 3/20/10, Broker Deutsche Bank AG		29	(k)	(11,193)
Receive a fixed rate of 4.34% and pay a floating rate based on 3-month LIBOR, expires 8/21/10, Broker Credit Suisse International		23	(k)	(379,109)

				(392,477)

Total Options Written (Premiums Received — $2,945,110) — (0.4)%				(2,266,814)

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	27

Schedule of Investments (continued)	Short-Term Bond Master Portfolio

TBA Sale Commitments (l)		Par (000)	Value

Fannie Mae Guaranteed Pass-Through Certificates, 5.50%, 11/01/17 — 12/01/18	USD	200	$(214,125)

Total TBA Sale Commitments (Proceeds — $212,375) — (0.0)%			(214,125)

Total Investments, Net of Outstanding Options Written and TBA Sale Commitments — 132.7%			789,356,537
Liabilities in Excess of Other Assets — (32.7)%			(194,422,748)

Net Assets — 100.0%			$594,933,789

*	The cost and unrealized appreciation (depreciation) of investments as of November 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$790,083,472

Gross unrealized appreciation	$19,385,342
Gross unrealized depreciation	(17,631,338)

Net unrealized appreciation	$1,754,004

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Income

BlackRock Capital Finance LP Series 1997-R2 Class AP, 1.31%, 12/25/35	—	$(114)	—	$361
PNC Mortgage Acceptance Corp., Class A2, Series 2000-C2, 7.30%, 10/12/33	—	$(409,349)	$(8,026)	$144,478
PNC Mortgage Acceptance Corp., Class A2, Series 2001-C1, 6.36%, 3/12/34	—	$(51,851)	$(1,180)	$53,384

(g)	Amount is less than $1,000.

(h)	All or a portion of security held as collateral in connection with TALF program.

(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Goldman Sachs & Co.	$5,866,346	$51,346

(j)	One contract represents a notional amount of $2,500.

(k)	One contract represents a notional amount of $1 million.

(l)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation

Citigroup Global Markets, Inc.	$(214,125)	$(1,750)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of November 30, 2009 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Bank of America, NA	0.20%	10/13/09	Open	$2,988,037	$2,987,237
Bank of America, NA	0.14%	10/13/09	Open	$24,084,389	24,079,894
Bank of America, NA	0.35%	11/10/09	Open	$6,775,056	6,773,674
Bank of America, NA	0.22%	11/12/09	1/13/10	$31,773,689	31,770,000
Barclays Capital, Inc.	0.17%	11/06/09	Open	$6,637,914	6,637,225
Barclays Capital, Inc.	0.25%	11/23/09	Open	$9,154,443	9,154,000
Barclays Capital, Inc.	0.50%	11/23/09	Open	$4,726,697	4,726,237
BNP Paribas Securities	0.35%	10/14/09	Open	$15,132,982	15,126,000
Credit Suisse Securities (USA), Inc.	0.15%	10/01/09	Open	$1,561,835	1,561,438
Credit Suisse Securities (USA), Inc.	0.12%	10/02/09	Open	$15,895,159	15,891,980
JPMorgan Chase Bank, NA	0.22%	8/25/09	Open	$7,363,532	7,359,125
JPMorgan Chase Bank, NA	0.12%	9/23/09	Open	$1,138,881	1,138,575
JPMorgan Chase Bank, NA	0.12%	10/19/09	Open	$18,621,654	18,619,047
JPMorgan Chase Bank, NA	0.25%	11/06/09	1/13/10	$8,749,337	8,748,000

Total					$154,572,432

•	Foreign currency exchange contracts as of November 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	200,000	USD	299,248	Citibank NA	1/20/10	$1,008
USD	13,699,889	EUR	9,169,500	Citibank NA	1/20/10	(66,082)
USD	1,676,708	GBP	1,000,000	Citibank NA	1/27/10	32,247

Total						$(32,827)

See Notes to Financial Statements.

28	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Schedule of Investments (concluded)	Short-Term Bond Master Portfolio

•	Financial futures contracts purchased as of November 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation

41	EuroBobl Future	Eurex	December 2009	$7,077,349	$110,795
83	2-Year U.S. Treasury Bond	Chicago	March 2010	$18,050,089	34,833
194	10-Year U.S. Treasury Bond	Chicago	March 2010	$23,025,802	242,073

Total					$387,701

•	Financial futures contracts sold as of November 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation

214	5-Year U.S. Treasury Bond	Chicago	March 2010	$24,958,951	$(135,893)
9	30-Year U.S. Treasury Bond	Chicago	March 2010	$1,085,394	(19,074)

Total					$(154,967)

•	Interest rate swaps outstanding as of November 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation

3.95%(a)	3-month Australian Bank Bill Short-Term Rate	Deutsche Bank AG	May 2011	AUD	9,790	$(91,218)

4.02%(a)	3-month Australian Bank Bill Short-Term Rate	Deutsche Bank AG	May 2011	AUD	28,875	(251,666)

Total						$(342,884)

(a) Pays floating interest rate and receives fixed rate.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of November 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 1	—	—
Level 2
Long-Term Investments:
Asset-Backed Securities	$137,372,590	—
Corporate Bonds	309,403,900	—
Foreign Agency Obligations	30,312,353	—
Non-Agency Mortgage-Backed Securities	139,342,885	—
Taxable Municipal Bonds	10,055,491	—
U.S. Government Sponsored Agency Securities	102,892,648	—
U.S. Treasury Obligations	28,997,338	—
Short-Term Securities	13,841,120
TBA Sale Commitments	—	$(214,125)

Total Level 2	772,218,325	(214,125)

Level 3
Long-Term Investments:
Asset-Backed Securities	10,264,782	—
Non-Agency Mortgage-Backed Securities	9,132,444	—

Total Level 3	19,397,226	—

Total	$791,615,551	$(214,125)

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	$518,051	$(231,992)
Level 2	124,830	(2,598,755)
Level 3	—	(36,736,977)

Total	$642,881	$(39,567,724)

[1]

Other financial instruments are foreign currency exchange contracts, financial futures contracts, options purchased/written, TALF loans and swaps. Foreign currency exchange contracts, futures and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased/written and TALF loans are shown at value.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Investments in Securities

	Asset-Backed Securities	Non-Agency Mortgage- Backed Securities	Total

Balance, as of May 31, 2009	$15,669,287	$17,427,825	$33,097,112
Realized gain (loss)	30,991	(899,965)	(868,974)
Change in unrealized appreciation/depreciation[2]	(717,332)	1,686,386	969,054
Net purchases (sales)	(1,714,240)	(11,700,450)	(13,414,690)
Net transfer out	(3,003,924)	2,618,648	(385,276)

Balance, as of November 30, 2009	$10,264,782	$9,132,444	$19,397,226

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at November 30, 2009 was $(558,867).

Other Financial Instruments[3]

Liabilities

Balance, as of May 31, 2009	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Net purchases (sales)	—
Net transfers in/out of Level 3	$(36,736,977)

Balance, as of November 30, 2009	$(36,736,977)

[3]	Other financial instruments are TALF loans.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	29

Statement of Assets and Liabilities	Short-Term Bond Master Portfolio

November 30, 2009 (Unaudited)

Assets

Investments at value — unaffiliated (cost — $784,518,379)	$786,297,431
Investments at value — affiliated (cost — $5,492,378)	5,540,045
Unrealized appreciation on foreign currency exchange contracts	33,255
Foreign currency at value (cost — $2,757,455)	2,757,608
Cash pledged for financial futures contracts	441,000
Interest receivable — unaffiliated	5,643,360
TBA sale commitments receivable	212,375
Interest receivable — affiliated	31,164
Principal paydown receivable	385
Prepaid expenses	52,430

Total assets	801,009,053

Liabilities

Reverse repurchase agreements payable	154,572,432
Loan payable	36,736,977
Options written at value (premiums received — $2,945,110)	2,266,814
TBA sale commitments at value (proceeds — $212,375)	214,125
Unrealized depreciation on swaps	342,884
Unrealized depreciation on foreign currency exchange contracts	66,082
Investments purchased payable	10,360,973
Withdrawals payable to investor	1,180,510
Investment advisory fees payable	102,386
Interest expense payable	71,980
Margin variation payable	64,696
Other affiliates payable	5,643
Officer’s and Directors’ fees payable	112
Other accrued expenses payable	89,650

Total liabilities	206,075,264

Net Assets	$594,933,789

Net Assets Consist of

Investor’s capital	$592,567,842
Net unrealized appreciation/depreciation	2,365,947

Net Assets	$594,933,789

See Notes to Financial Statements.

30	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Statement of Operations	Short-Term Bond Master Portfolio

Six Months Ended November 30, 2009 (Unaudited)

Investment Income

Interest	$12,356,651
Income — affiliated	198,223

Total income	12,554,874

Expenses

Investment advisory	597,163
Accounting services	132,035
Professional	43,592
Custodian	35,500
Borrowing costs[1]	27,350
Officer and Directors	17,587
Printing	4,265
Miscellaneous	39,821

Total expenses excluding interest expense	897,313
Interest expense	243,065

Total expenses	1,140,378

Net investment income	11,414,496

Realized and Unrealized Gain (Loss)

Net realized loss from:
Investments — unaffiliated	(8,539,811)
Investments — affiliated	(9,206)
Financial futures contracts and swaps	(1,432,132)
Options written	(66,207)
Foreign currency transactions	(8,871)

(10,056,227)

Net change in net unrealized appreciation/depreciation on:
Investments	42,178,612
Financial futures contracts and swaps	(221,660)
Options written	685,073
Foreign currency transactions	96,435

42,738,460

Total realized and unrealized gain	32,682,233

Net Increase in Net Assets Resulting from Operations	$44,096,729

[1]	See Note 5 of the Notes to the Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	31

Statements of Changes in Net Assets	Short-Term Bond Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009

Operations

Net investment income	$11,414,496	$26,601,796
Net realized loss	(10,056,227)	(20,153,122)
Net change in unrealized appreciation/depreciation	42,738,460	(25,843,561)

Net increase (decrease) in net assets resulting from operations	44,096,729	(19,394,887)

Capital Transactions

Proceeds from contributions	96,117,129	149,295,648
Fair value of withdrawals	(79,044,224)	(280,854,827)

Net increase (decrease) in net assets derived from capital transactions	17,072,905	(131,559,179)

Net Assets

Total increase (decrease) in net assets	61,169,634	(150,954,066)
Beginning of period	533,764,155	684,718,221

End of period	$594,933,789	$533,764,155

See Notes to Financial Statements.

32	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Statement of Cash Flows	Short-Term Bond Master Portfolio

Six Months Ended November 30, 2009 (Unaudited)

Cash Used for Operating Activities

Net increase in net assets resulting from operations	$44,096,729
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable — unaffiliated	(311,715)
Increase in interest receivable — affiliated	(31,164)
Decrease in swap receivable	100,213
Decrease in other assets	12,025
Increase in cash pledged for financial futures contracts	(441,000)
Increase in investment advisory fees payable	7,996
Increase in interest expense payable	51,778
Increase in other affiliates payable	896
Increase in accrued expenses payable	10,758
Decrease in margin variation payable	(123,236)
Decrease in swaps payable	(100,272)
Decrease in Officer’s and Directors’ fees payable	(467)
Net periodic and termination payments of swaps	783,917
Net realized and unrealized gain	(31,893,926)
Amortization of premium and discount on investments	784,296
Premiums received from options written	2,782,495
Premiums paid on closing options written	(1,453,672)
Proceeds from sales and paydowns of long-term investments	456,175,313
Purchases of long-term investments	(554,806,170)
Net purchases of short-term securities	(6,784,773)

Cash used for operating activities	(91,139,979)

Cash Provided by Financing Activities

Cash receipts from contributions from investor	96,644,123
Cash payments from withdrawals to investor	(77,863,714)
Cash receipts from borrowings	369,264,186
Cash payments from borrowings	(294,148,440)

Cash provided by financing activities	93,896,155

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	73

Cash

Net increase in cash	2,756,249
Cash and foreign currency at beginning of period	1,359

Cash and foreign currency at end of period	$2,757,608

Cash Flow Information

Cash paid during the period for interest	$191,287

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	33

Financial Highlights	Short-Term Bond Master Portfolio

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008	Year Ended June 30,

				2007	2006	2005	2004

Total Investment Return

Total investment return	8.09%[1]	(2.34)%	2.76%[1]	5.03%	2.50%	2.80%	1.18%

Ratios to Average Net Assets

Total expenses	0.40%[2]	0.31%	0.28%[2]	0.28%	0.28%	0.28%	0.28%

Total expenses excluding interest expense	0.32%[2]	0.29%	0.28%[2]	0.28%	0.28%	0.28%	0.28%

Net investment income	4.01%[2]	4.57%	4.83%[2]	4.60%	4.00%	3.34%	3.39%

Supplemental Data

Net assets, end of period (000)	$594,934	$533,764	$684,718	$676,701	$678,830	$726,534	$740,024

Portfolio turnover	63%[3]	143%[4]	230%[5]	108%	80%	75%	107%

[1]	Aggregate total investment return.

[2]	Annualized.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 61%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[5]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

34	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Notes to Financial Statements (Unaudited)	Short-Term Bond Master Portfolio

1. Organization and Significant Accounting Policies:

Short-Term Bond Master Portfolio (the “Portfolio”) is a series of Short-Term Bond Master LLC (the “Master LLC”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Portfolio values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Master LLC’s Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities is estimated based on models. The models consider the estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. TBA commitments are valued at the current market value of the underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Portfolio’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such day’s price no longer reflects the fair value of the option.

Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Portfolio are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	35

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Collateralized Mortgage Obligations: The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple passthrough securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets and principal prepayments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s. The Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield

36	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

fluctuations. In the event of default by the counterparty, the Portfolio’s maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedule of Investments, if any.

Mortgage Dollar Roll Transactions: The Portfolio may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio accounts for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolio.

Reverse Repurchase Agreements: The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolio’s obligation to repurchase the securities.

TBA Commitments: The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, written options, foreign currency exchange contracts, financial futures contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements and loans payable) the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

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Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

Income Taxes: The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Master LLC is disregarded for tax purposes, therefore it is not required to file income tax returns.

Recent Accounting Standards: In June 2009, amended guidance was issued by Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolio’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Portfolio may engage in various portfolio investment strategies both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Portfolio and its counterparties. The ISDA Master Agreement allows the Portfolio to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparty are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Portfolio’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolio. For over-the-counter purchased options, the Portfolio bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Portfolio do not give rise to counterparty credit risk, as written options obligate the Portfolio to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the counter derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Portfolio may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange

38	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Portfolio may purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk). A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolio writes a call option, such option is “covered,” meaning that the Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolio purchasing or selling a security at a price different from the current market value. The Portfolio may execute transactions in both listed and OTC options.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Swaps: The Portfolio may enter into swap agreements, in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Interest Rate Swaps — The Portfolio may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Values of Derivative Instruments as of November 30, 2009*

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest contracts**	Net appreciation/depreciation/ Investments at value — unaffiliated	$609,626	Net appreciation/depreciation/ Unrealized depreciation on swaps/ Options written — at value	$2,764,665

Foreign currency exchange contracts	Unrealized appreciation on foreign exchange contracts	33,255	Unrealized depreciation on foreign exchange contracts	66,082

Total		$642,881		$2,830,747

*	For open derivative instruments as of November 30, 2009, see the Schedule of Investments, which is also indicative of activity for the six months ended November 30, 2009.

**

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	39

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

The Effect of Derivative Instruments on the Statement of Operations Six Months Ended November 30, 2009

	Net Realized Gain (Loss) From

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Exchange Contracts	Total

Interest rate contracts	$(2,447,515)	$1,015,383	$215,607	—	$(1,216,525)
Foreign currency exchange contracts	—	—	—	$(200,889)	(200,889)

Total	$(2,447,515)	$1,015,383	$215,607	$(200,889)	$(1,417,414)

	Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Exchange Contracts	Total

Interest rate contracts	$ 245,860	$(467,520)	$349,129	—	$127,469
Foreign currency exchange contracts	—	—	—	$ 90,348	90,348

Total	$ 245,860	$(467,520)	$349,129	$ 90,348	$217,817

*** Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/depreciation on investments.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

The Portfolio entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at an annual rate of 0.21% of the average daily value of the Portfolio’s net assets.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolio to the Manager.

For the six months ended November 30, 2009, the Portfolio reimbursed the Manager $7,831 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for compensation paid to the Master LLC’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities for the six months ended November 30, 2009 were $313,250,053 and $232,624,270, respectively.

For the six months ended November 30, 2009, purchases and sales of US government securities were $223,926,796 and $207,846,234, respectively.

For the six months ended November 30, 2009, purchases and sales of mortgage dollar rolls were $15,194,254 and $13,301,121, respectively.

40	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

Transactions in options written for the six months ended November 30, 2009 were as follows:

	Calls		Puts

	Contracts*	Premiums Received	Contracts*	Premiums Received

Outstanding options, beginning of period	183	$652,450	100	$897,630
Options written	23	1,185,650	375	1,596,845
Options closed	(183)	(652,450)	(70)	(735,015)

Outstanding options, end of period	23	$1,185,650	405	$1,759,460

*	One contract represents notional amounts of $1 million or $2,500.

5. Borrowings:

During the six months ended November 30, 2009, the Portfolio borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the U.S. Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Portfolio posted as collateral Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 3-year or 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities. The TALF loans are shown as loan payable on the Statement of Assets and Liabilities. The following is a summary of the outstanding TALF loans and related information as of November 30, 2009:

Number of Loans	Aggregate Value of Loans	Range of Maturity Dates	Range of Interest Rates	Value of Eligible Securities

3	$36,736,977	10/29/12 – 11/25/14	2.86% – 3.87%	$37,823,103

The non-recourse provision of the TALF loans allows the Portfolio to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Portfolio can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. The Portfolio paid to the FRBNY a onetime administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by the Portfolio and is included in borrowing costs in the Statement of Operations.

The Portfolio also pays a financing fee equal to the 3-year or 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statement of Operations. Since the Portfolio has the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Portfolio associated with the TALF loans are limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Portfolio.

The Portfolio has elected to account for the outstanding TALF loans at fair value. The Portfolio elected to fair value its TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statement of Operations which could result if only the Eligible Securities were fair valued. In fair valuing TALF loans, the Portfolio considers various factors such as observable market transactions, if available, changes in the value of Eligible Securities, interest rate movements, and the potential likelihood and timing of loan repayments. Any change in unrealized gain or loss associated with fair valuing TALF loans will be reflected in the Statement of Operations.

As of November 30, 2009, the fair value of the Portfolio’s TALF loan obligation was determined to be equal to its face value and as a result there were no unrealized gains or losses recorded by the Portfolio.

For the six months ended November 30, 2009, the Portfolio’s average borrowings outstanding from reverse repurchase agreements, treasury rolls and TALF loans was approximately $132,440,487 and the daily weighted average interest rate was 0.18%.

The Portfolio, along with certain other funds managed by the Manager and its affiliates, was a party to a $500 million credit agreement with a group of lenders, which expired in November 2009. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio paid its pro rata share of 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Portfolio paid a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). Effective November 2009, the credit agreement was renewed until

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	41

Notes to Financial Statements (concluded)	Short-Term Bond Master Portfolio

November 2010 with the following terms: 0.02% upfront fee on the aggregate commitment amount, which was allocated on net assets as of October 31, 2009, a commitment fee of 0.10% per annum on the Portfolio’s pro rata share of the unused portion of the credit agreement and the higher of the one-month LIBOR plus 1.25% per annum or the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Portfolio did not borrow under the credit agreement during the six months ended November 30, 2009.

6. Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through January 27, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Short-Term Bond Master Portfolio (the “Master Portfolio”), a series of BlackRock Short-Term Bond Master LLC (the “Master LLC”) met on May 5, 2009 and June 4 – 5, 2009 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Master Portfolio, with BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment advisor. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to the Master Portfolio. BlackRock Short-Term Bond Fund (the “Fund,” together with the Master Portfolio, the “Funds”), a series of BlackRock Short-Term Bond Series, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of each of the Master LLC and of the Corporation are referred to herein collectively as the “Board,” and the members of which are referred to herein as “Board Members.”

Activities and Composition of the Board

The Board consisted of fifteen individuals, twelve of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund or the Master Portfolio, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board had established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund and/or the Master Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and/or the Master Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund and/or the Master Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Fund’s and/or the Master Portfolio’s operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s and the Master Portfolio’s investment objectives, policies and restrictions, (e) the Fund’s and the Master Portfolio’s compliance with each of their respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s and the Master Portfolio’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the Fund’s fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fallout benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund and/or the Master Portfolio to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

At an in-person meeting held on June 4 – 5, 2009, the Board of Directors of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2010. The Board of Directors of the Corporation, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. The Board considered all factors it believed relevant with respect to the Corporation, the Fund, the Master LLC and/or the Master Portfolio, as applicable, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from their relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and the Master Portfolio, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Board compared the Funds’ performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Funds’ portfolio management team discussing the Funds’ performance and the Funds’ investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Funds’ portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Funds’ portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund and the Master Portfolio. BlackRock and its affiliates and significant shareholders provide the Fund and the Master Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund and the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Fund and the Master Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Fund and the Master Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund and the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Funds. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Funds. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

44	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Fund ranked in the third, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, allocations to various spread products drove underperformance for BlackRock’s short duration funds. Exposure to commercial mortgage-backed securities, non-agency residential mortgage-backed securities, financial credits, and consumer asset-backed securities were the primary detractors from performance. The Board also noted the enhancements made to BlackRock’s Fixed Income Team and process. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rates compared with the other funds in the Fund’s Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund and/or the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s/Master Portfolio’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Fund’s Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase and whether there should be changes in the advisory fee rate or structure in order to enable the Funds to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Funds. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Funds, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board of Directors of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC, on behalf of the Master Portfolio, for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to the Master Portfolio for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board of Directors of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of Directors of the Corporation, on behalf of the Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

46	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Officers and Directors

Robert M. Hernandez, Chairman of the Board, Director and
Member of the Audit Committee
Fred G. Weiss, Vice Chairman of the Board,
Chairman of the Audit Committee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
Richard R. West, Director and Member of the Audit Committee
Anne F. Ackerley, Fund President and Chief Executive Officer
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard B. Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Fund and the Master LLC. The Board wishes Ms. Reid well in her future endeavors.

Effective August 1, 2009, Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund and the Master LLC.

Effective September 17, 2009, Brendan Kyne became a Vice President of the Fund and the Master LLC.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	47

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009	49

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology
Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government
Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50	BLACKROCK SHORT-TERM BOND FUND	NOVEMBER 30, 2009

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#BR-3070-11/09

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

	By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: January 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: January 22, 2010

	By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: January 22, 2010